Exhibit 10.21

AMENDMENT TO “APPENDIX A” OF THE
ASTEC INDUSTRIES, INC.
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

THIS AMENDMENT to “Appendix A” of the Astec Industries, Inc. Supplemental Executive Retirement Plan, as amended and restated as of January 1, 2008 (the “Plan”), is adopted by Astec Industries, Inc. (the “Company”), effective as of November 1, 2011.

WHEREAS, Article 2 of the Plan permits the Board of Directors of the Company (the “Board”) to designate participants in the Plan from time to time, whose names and effective dates of participation shall be set forth on Exhibit A to the Plan;

NOW, THEREFORE, the Company hereby amends “Appendix A” of the Plan in the form attached hereto, to update the same for changes in Plan participation approved by the Board, by action taken on October 27, 2011.

Except as amended herein, the Plan shall continue in full force and effect.

ASTEC INDUSTRIES, INC.

Date: October 27, 2011                                                                  By /s/ Stephen C. Anderson
                      Name Stephen C. Anderson
                      Title Secretary

“APPENDIX A”
Each Participant’s Date of Participation

Name of Participant	Effective Dates of Participation
J. Don Brock	January 1, 1995
Thomas R. Campbell	January 1, 1995
Frank Cargould	January 1, 1995
Jeff Elliott	January 1, 1995
Tim Gonigam	January 1, 1995
F. McKamy Hall	January 1, 1995 – January 31, 2012
Richard Patek	January 1, 1995
W. Norman Smith	January 1, 1995
Joseph Vig	January 1, 1995
Jeff Richmond	May 1, 2004
Richard Dorris	January 3, 2005
Ben Brock	January 1, 2007
James Pfeiffer	January 1, 2007
Michael A. Bremmer	January 1, 2007
Stephen C. Anderson	January 1, 2008
Lawrence R. Cumming	January 1, 2008
Neil Peterson	January 1, 2008
David C. Silvious	January 1, 2008
Joe Cline	February 1, 2008
Walter F. Keating	October 25, 2010
Chris Colwell	May 31, 2011
Robin Leffew	August 1, 2011
D. Aaron Harmon	November 1, 2011